UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 29, 2004

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit	Description
Exhibit 99.1	Press Release of Selectica, Inc. dated April 29, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.
Exhibit 99.2	Transcript of a Selectica, Inc. conference call held on April 29, 2004.

Item 12. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On April 29, 2004, the Company issued a press release announcing its financial results for the fourth fiscal quarter ending March 31, 2004. A copy of the press release is attached as Exhibit 99.1. On April 29, 2004, in connection with the issuance of the press release, the Company held a conference call to discuss the press release. A transcript of the conference call is attached as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 10, 2004	By:	/s/ Stephen Bennion
Stephen Bennion
Chief Executive Officer (Interim), Chief Financial Officer and Secretary

DATE: May 10, 2004	By:	/s/ Stephen Hsu
Stephen Hsu
Vice President of Finance and Controller

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press Release of Selectica, Inc. dated April 29, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.
Exhibit 99.2	Transcript of a Selectica, Inc. conference call held on April 29, 2004.